September 26, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 26, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST
Dated May 27, 2005

All references to an order processing fee in the sections of the Prospectus titled "The Fund—Fees and Expenses," "Shareholder Fees—How to Buy Shares" and "Shareholder Fees—How to Sell Shares" are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.